UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

NOBLE VICI GROUP, INC.

(Name of Registrant as Specified In Its Charter)

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[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
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4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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          4) Date Filed:

NOBLE VICI GROUP, INC.

36 Kaki Bukit Place

#04-01 Singapore 416214

Singapore

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on April 26, 2018, the board of directors of Noble Vici Group, Inc., a Delaware corporation (“NVGI,” “the Company,” “we” or “us”), and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Increase the Company’s authorized capital from 3,000,000,000 shares of common stock, par value $0.0001 (the “Common Stock”), to 3,050,000,000 shares, consisting of 3,000,000,000 shares of Common Stock and 50,000,000 shares of undesignated preferred stock, par value $0.0001 (the “Preferred Stock”);
2.	Effect a 1-for-1000 reverse stock split of our issued and outstanding Common Stock (the “Reverse Stock Split”);
3.	Elect not to be governed by Section 203 of the Delaware General Corporation Law;
4.	Change the Company’s fiscal year end from December 31st to March 31st, for all purposes (including tax and financial accounting);
5.	Adopt Amended and Restated Certificate of Incorporation for the purpose of consolidating the amendments to the Company’s Certificate of Incorporation; and
6.	Adopt the Amended and Restated Bylaws of the Company.

Upon implementation of the Reverse Stock Split, each holder of common stock will receive one share of common stock for every one thousand shares of Common Stock held immediately prior to effecting the Reverse Stock Split. Any fractional shares of Common Stock resulting from the Reverse Stock Split will “round up” to the nearest whole number. No cash will be paid to any holders of fractional interests in NVGI.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is April 26, 2018. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders. This information statement will be mailed on or about May 7, 2018 to stockholders of record on April 26, 2018. As such, we expect that the Corporate Actions will be effective no earlier than May 28, 2018.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

/s/ Eldee Wai Chong Tang

Eldee Wai Chong Tang

Chairman of the Board of Directors and Chief Executive Officer

May 7, 2018

NOBLE VICI GROUP, INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

Noble Vici Group, Inc. (“NVGI,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and the holders of a majority of our outstanding voting capital stock on April 26, 2018, in accordance with the relevant sections of Delaware General Corporation Law of the State of Delaware (the “DGCL”).

This information statement is being mailed on or about May 7, 2018 to stockholders of record on April 26, 2018 (the “Record Date”). The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On April 26, 2018, the board of directors of Noble Vici Group, Inc., a Delaware corporation (“NVGI,” “the Company,” “we” or “us”), and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Increase the Company’s authorized capital from 3,000,000,000 shares of common stock, par value $0.0001 (the “Common Stock”), to 3,050,000,000 shares, consisting of 3,000,000,000 shares of Common Stock and 50,000,000 shares of undesignated preferred stock, par value $0.0001 (the “Preferred Stock”);
2.	Effect a 1-for-1000 reverse stock split of our issued and outstanding Common Stock (the “Reverse Stock Split”);
3.	Elect not to be governed by Section 203 of the Delaware General Corporation Law;
4.	Change the Company’s fiscal year end from December 31st to March 31st, for all purposes (including tax and financial accounting);
5.	Adopt Amended and Restated Certificate of Incorporation for the purpose of consolidating the amendments to the Company’s Certificate of Incorporation; and
6.	Adopt the Amended and Restated Bylaws of the Company.

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VOTING AND VOTE REQUIRED

Pursuant to NVGI’s Bylaws and the DGCL, a vote by the holders of at least a majority of NVGI’s outstanding capital stock is required to effect the actions described herein. Each common stockholder is entitled to one vote for each share of common stock held by such stockholder. As of the Record Date, NVGI had 2,663,134,500 shares of common stock issued and outstanding. The voting power representing not less than 1,331,567,251 shares of common stock is required to pass any stockholder resolutions. Pursuant to Section 228 of the DGCL, the following stockholders holding an aggregate of 2,250,000,000 shares of common stock, or approximately 84.49% of the issued and outstanding shares of our common stock on the Record Date, delivered an executed written consent dated April 26, 2018, authorizing the Corporate Actions.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Pei-Chi Chou	250,000,000	9.39%
Pei-Ying Chou	250,000,000	9.39%
Feng-Kai Chou	250,000,000	9.39%
FoyFon Chaimongkol	125,000,000	4.69%
Paramee Songsittichoke	125,000,000	4.69%
Wongyai Krittakorn	125,000,000	4.69%
Wei-Chen Kao	1,125,000,000	42.24%
TOTAL	2,250,000,000	84.49%

NO APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

CORPORATE ACTION NO. 1

INCREASE IN AUTHORIZED CAPITAL TO ESTABLISH PREFERRED STOCK

The Board and the stockholders of record entitled to vote holding at least a majority of our issued and outstanding voting capital stock (the “Majority Stockholders”) voted to amend the Certificate of Incorporation of the Company to increase its authorized share capital from 3,000,000,000 common shares to 3,050,000,000 shares, consisting of 3,000,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. We did not increase our authorized Common Stock but authorized the establishment of 50,000,000 shares of undesignated Preferred Stock. The proposed amendment to our Certificate of Incorporation is included in the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 1.

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Reasons For Establishing Undesignated Preferred Stock

We believe increasing our authorized capital to establish undesignated preferred stock will enhance our ability to finance the development and operation of our business and facilitate future expansion plans including acquisitions and strategic partnerships and alliances. Potential uses of the additional authorized shares may include, but are not limited to, public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes.  Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. We are at all times investigating additional sources of financing, business candidates and other opportunities which our Board believes will be in our best interests and in the best interests of our stockholders. We are also in active discussions regarding the acquisition of certain companies affiliated with Eldee Tang, our Chief Executive Officer, in which we expect to issue large amounts of shares of our capital stock. Except as set forth above, as of the date of this filing, we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized securities for any purpose or which may result in a change in control of the Company.

Our board of directors will be specifically empowered, without stockholder approval, to issue up to 50,000,000 shares of preferred stock with voting, liquidation, conversion, or other rights that could be superior to and adversely affect the rights of the holders of the common stock. Among other rights, our board of directors may determine, without further vote or action by our stockholders:

•	the number of shares and the designation of any series of preferred securities;
•	whether to pay dividends on such series and, if so, the dividend rate, whether dividends will be cumulative and, if so, from which date or dates, and the relative rights of priority of payment of dividends on shares of the series;
•	whether such series will have voting rights in addition to the voting rights provided by law and, if so, the terms of the voting rights;
•	whether such series will be convertible into or exchangeable for shares of any other class or series of stock and, if so, the terms and conditions of conversion or exchange;
•	whether or not the shares of such series will be redeemable and, if so, the dates, terms and conditions of redemption and whether there will be a sinking fund for the redemption of that series and, if so, the terms and amount of the sinking fund; and
•	the rights of the shares of such series in the event of our voluntary or involuntary liquidation, dissolution or winding up and the relative rights or priority, if any, of payment of shares of such series.

Although we have no present intention to issue any shares of preferred stock, there can be no assurance that we will not do so in the future.

Effect of the Increase in Authorized Capital; Anti-Takeover Implications

The amendment to our Certificate of Incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our Board will have the authority to issue shares of our Common Stock and Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional shares of Common Stock or Preferred Stock are issued in the future, such issuance will decrease the existing stockholders' percentage equity ownership, dilute the earnings per share and book value per share of outstanding shares of Common Stock and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. We are in active discussions regarding the acquisition of certain companies affiliated with Eldee Tang, our Chief Executive Officer, in which we expect to issue large amounts of shares of our capital stock.

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Although the increase in authorized capital is prompted by business and financial considerations, stockholders nevertheless should be aware that an increase in authorized shares may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. By way of example, our management could issue additional shares to dilute the stock ownership and the voting power of persons seeking to obtain control of the Company or shares could be issued to purchasers who would support the Board in opposing a takeover proposal.  The issuance of preferred stock also could decrease the amount of earnings attributable to, and assets available for distribution to, the holders of our common stock and could adversely affect the rights and powers, including voting rights, of the holders of our common stock. The Board and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock or Preferred Stock. Except as set forth previously, the Board has no current plans to use any of the additional shares of Common Stock or Preferred Stock that will become available when the increase in authorized capital occurs to deter or prevent a change of control of the Company.

Anti-takeover Provisions

Some of the provisions of Delaware law, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws may have the effect of delaying, deferring or discouraging another person from acquiring control of our company. Specifically, they could make the following more difficult:

•	acquisition of us by means of a tender offer;
•	acquisition of us by means of a proxy contest or otherwise; or
•	removal of our incumbent officers and directors.

These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.

Delaware Anti-Takeover Law

Section 203 of the Delaware General Corporation Law prohibits public companies from entering into a business combination (including a merger, sale of assets or transfer of stock) with an “interested stockholder” for a period of three years after the person becomes an interested stockholder, unless certain conditions apply. An “interested stockholder” is defined as a person or group of persons who beneficially acquire 15% or more of the outstanding voting stock of the corporation. Section 203 does not apply if the corporation’s board of directors preapproves the transaction by which a stockholder becomes an interested stockholder, or if the subsequent business combination with an interested stockholder is authorized at a stockholder meeting by two-thirds of the corporation’s outstanding voting stock (excluding the stock held by the interested stockholder). Further, a stockholder who acquires 85% or more of the voting stock of a corporation (excluding stock held by directors who are also officers and certain employee stock plans) in the first transaction in which it becomes an interested stockholder is not subject to the three-year waiting period for any subsequent business combination.

A Delaware corporation may amend its certificate of incorporation to “opt out” of Section 203’s anti-takeover protection. The amendment must be approved by the affirmative vote of a majority of the shares entitled to vote, in addition to any other vote required by law, and it must be effected before any stockholder becomes an interested stockholder. Subject to certain exceptions, such amendment will not take effect until twelve months after its adoption.

Because we do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders, the restrictions of Section 203 of the Delaware General Corporation Law do not apply to us. We have determined, however, to amend our Certificate of Incorporation to elect not to be governed by Section 203 of the DGCL to facilitate potential future business combinations regardless of whether such business combinations are with interested stockholders. Further, because we did not elect to be governed by Section 203 of the DGCL in our original Certificate of Incorporation, our election not to be governed by Section 203 of the DGCL will take effect on the Effective Date (as hereinafter defined), and the twelve month waiting period will not apply to us.

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Certain Certificate and Bylaws Provisions

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that:

•	no action shall be taken by our stockholders except at an annual or special meeting of our stockholders called in accordance with our bylaws;
•	our stockholders may call special meetings of our stockholders if they hold more than fifty percent (50%) of the shares entitled to vote at a meeting of stockholders;
•	our board of directors may designate the terms of, and issue a new series of preferred stock with, voting or other rights without stockholder approval;
•	a majority of the authorized number of directors will have the exclusive power to adopt, amend or repeal our bylaws without stockholder approval;
•	our stockholders may not cumulate votes in the election of directors;
•	directors can only be removed for cause by holders of at least a majority of the shares entitled to vote at an election of directors; and
•	we will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures.

These provisions of our Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

Vote Required

Section 242 of the DGCL provides that proposed amendments to the Certificate of Incorporation must first be adopted by the Board and then approved by the Majority Stockholders. On April 26, 2018, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized capital from 3,000,000,000 shares to 3,050,000,000 shares. April 26, 2018, or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase to our authorized capital.

The amendment to increase our authorized capital will not be effective until the date of effectiveness specified in the Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State (which we expect to be May 28, 2018 or thereafter) (the “Effective Date”).  No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

CORPORATE ACTION NO. 2

APPROVAL TO EFFECT A REVERSE STOCK SPLIT OF

ALL ISSUED AND OUTSTANDING SHARES OF COMMON STOCK

AT A RATIO OF ONE-FOR-ONE THOUSAND

On April 26, 2018, our Board and the Majority Stockholders adopted and approved a resolution to effect a one-for-one thousand (1:1000) reverse stock split of all issued and outstanding shares of common stock of NVGI.  Upon the effectiveness of the Reverse Stock Split, each holder of common stock will receive one share of common stock for every one thousand shares of common stock held immediately prior to effecting the Reverse Stock Split.  The Reverse Stock Split will not change the number of authorized shares of common stock or the par value of NVGI’s common stock.  Except for any changes arising from the treatment of fractional shares, each stockholder of NVGI will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

The Reverse Stock Split is implemented in connection with the Company’s plans to attract additional financing and potential business opportunities.   We are in active discussions regarding the acquisition of certain companies affiliated with Eldee Tang, our Chief Executive Officer, in which we expect to issue large amounts of shares of our capital stock. Except as set forth above, there are currently no definitive plans, proposals or arrangements to issue shares of NVGI or which may result in a change in control of NVGI.

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Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of NVGI.  No further action on the part of stockholders is required to authorize or effect the Reverse Stock Split.

The Purpose Of The Reverse Stock Split

The Board believes that the Reverse Stock Split is in the best interest of the stockholders of the Company because it will better position the Company to attract potential financing and business candidates and opportunities.  The Board believes that the reduction in the number of issued and outstanding shares of Common Stock resulting from the Reverse Stock Split will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or financings or general corporate purposes such as stock dividends, stock splits or other recapitalizations and grants of stock options. We are in active discussions regarding the acquisition of certain companies affiliated with Eldee Tang, our Chief Executive Officer, in which we expect to issue large amounts of shares of our capital stock. No assurances can be given that such discussions will result in an acquisition.

Potential Effects of the Reverse Stock Split

Upon the implementation of the Reverse Stock Split, the number of shares of the outstanding common stock will be reduced. We believe that the decrease in the number of shares of outstanding common stock as a consequence of the proposed Reverse Stock Split should increase the per share price of the common stock, which may encourage greater interest in the common stock and possibly promote greater liquidity for the Company's stockholders. However, the increase in the per share price of the common stock as a consequence of the proposed Reverse Stock Split, if any, may be proportionately less than the decrease in the number of shares outstanding, and any increased liquidity due to any increased per share price could be partially or entirely off-set by the reduced number of shares outstanding after the proposed Reverse Stock Split. The effect the Reverse Stock Split upon the market price of the common stock, however, cannot be predicted, and the history of reverse stock splits for companies in similar circumstances includes cases where stock performance has and has not improved. There can be no assurance that the trading price of the common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. The trading price of the common stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

	Prior to Reverse Stock Split	After Reverse Stock Split
Common Stock, par value $0.0001
Authorized Shares	3,000,000,000	3,000,000,000
Outstanding Shares	2,663,134,500	*2,663,135

Preferred Stock, par value $0.0001
Authorized Shares	0	50,000,000
Outstanding Shares	0	0

The following table summarizes the approximate effect of the Reverse Stock Split on our authorized and outstanding shares of common stock and preferred stock.

*Approximate

Effects on Ownership by Individual Stockholders

As a result of the Reverse Stock Split, the number of shares of our common stock held by each stockholder will be reduced by multiplying the number of shares held immediately before the Reverse Stock Split by the 1-for-1000 exchange ratio. All stockholders holding a fractional share will have the fractional share rounded and adjusted to the nearest whole share. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning additional shares as a result of adjustments made to fractional interests.

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Other Effects on outstanding Shares

The rights and preferences of the outstanding shares of the common stock will remain the same when the Reverse Stock Split occurs.  Each share of common stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable.

Reduction in Stated Capital

The Reverse Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of NVGI’s common stock will be increased because there will be a lesser number shares of NVGI’s common stock outstanding.  Our stockholders’ equity, in the aggregate, will remain unchanged.

Potential Dilution

The Reverse Stock Split will not change the number of authorized shares of our common stock as designated by our Certificate of Incorporation. As a result, the number of shares remaining available for issuance under our authorized pool of common stock will increase. Our Board of Directors may authorize, without further stockholder approval, the issuance of such shares of common stock or preferred stock to such persons, for such consideration, and upon such terms as the Board of Directors determines.  Such issuance could result in a significant dilution of the voting rights and the stockholders' equity of the then existing stockholders.

Anti-Takeover Implications and Anti-Takeover Provisions of the DGCL

The additional shares of common stock that will become available for issuance as a result of the Reverse Stock Split may be used by our management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the Reverse Stock Split is prompted by business and financial considerations, stockholders nevertheless should be aware that the Reverse Stock Split may facilitate future efforts by our management to deter or prevent a change in control of our company. The Board has no plans to use any of the additional shares of common stock that will become available when the Reverse Stock Split occurs, for any such purposes.

Other than as discussed in this information statement, there are no provisions of our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, employment agreements or credit agreements have material anti-takeover consequences.

CORPORATE ACTION NO. 3

OPT-OUT OF SECTION 203 OF DGCL

On April 26, 2018, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting to elect not to be governed by Section 203 of the Delaware General Corporation Law (the “Opt Out”).

Section 203 of the Delaware General Corporation Law generally prohibits certain public companies from entering into a business combination (including a merger, sale of assets or transfer of stock) with an “interested stockholder” for a period of three years after the person becomes an interested stockholder, unless certain conditions apply. An “interested stockholder” is defined as a person or group of persons who beneficially acquire 15% or more of the outstanding voting stock of the corporation. Section 203 does not apply if the corporation’s board of directors preapproves the transaction by which a stockholder becomes an interested stockholder, or if the subsequent business combination with an interested stockholder is authorized at a stockholder meeting by two-thirds of the corporation’s outstanding voting stock (excluding the stock held by the interested stockholder). Further, a stockholder who acquires 85% or more of the voting stock of a corporation (excluding stock held by directors who are also officers and certain employee stock plans) in the first transaction in which it becomes an interested stockholder is not subject to the three-year waiting period for any subsequent business combination.

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A Delaware corporation may amend its certificate of incorporation to “opt out” of Section 203’s anti-takeover protection. The amendment must be approved by the affirmative vote of a majority of the shares entitled to vote, in addition to any other vote required by law, and it must be effected before any stockholder becomes an interested stockholder. Subject to certain exceptions, such amendment will not take effect until twelve months after its adoption.

Because we do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders, the restrictions of Section 203 of the Delaware General Corporation Law do not apply to us. However, we have determined to amend our Certificate of Incorporation to elect not to be governed by Section 203 of the DGCL to facilitate potential future business combinations regardless of whether such business combinations are with interested stockholders.

Because we did not elect to be governed by Section 203 of the DGCL in our original Certificate of Incorporation, our election not to be governed by Section 203 of the DGCL will take effect on the Effective Date, and the twelve month waiting period will not apply to us.

CORPORATE ACTION NO. 4

CHANGE IN THE COMPANY’S FISCAL YEAR

On April 26, 2018, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting a change in the Company’s fiscal year end from December 31st to March 31 (the “Change in Fiscal Year”).

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Change in Fiscal Year in order to conform the Company’s reporting practices with the operating practices of the prospective companies that NVGI hopes to acquire.

The Change in Fiscal Year will be effective on or about the Effective Date.

CORPORATE ACTION NO. 5

ADOPTION OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

On April 26, 2018, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”).

The Restated Certificate consolidates the Company’s Certificate of Incorporation and the proposed amendments set forth in this Information Statement. Except as otherwise described in this Information Statement, the adoption and filing of the Restated Certificate will not have any material impact on our stockholders, other than to simplify and consolidate all the current and proposed articles of our Certificate of Incorporation into one document.

The Restated Certificate, a copy of which is attached to this Information Statement as Exhibit 1, will not be effective until the Effective Date. No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

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CORPORATE ACTION NO. 6

ADOPTION OF AMENDED AND RESTATED BYLAWS

On April 26, 2018, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Amended and Restated Bylaws of the Company (the “Restated Bylaws”).

The Restated Bylaws contain new provisions that may have the effect of delaying, deferring or discouraging another person from acquiring control of the Company. These provisions are designed to encourage persons seeking to acquire control of us to first negotiate with our Board and to discourage certain types of coercive takeover practices and inadequate takeover bids.  Among other things, the Restated Certificate and the Restated Bylaws provide that:

•	Our stockholders may not call special meetings of our stockholders unless they hold in excess of 50% of the shares entitled to vote at a meeting of stockholders. Stockholders requesting a special meeting to act on any matter that may properly be considered at a meeting of stockholders must submit a written request to the secretary of the Corporation. Such meeting request must contain all information required pursuant to the Restated Bylaws, be sent to the secretary by registered mail, return receipt requested, and be received by the secretary within 60 days after the record date;

•	In any annual meeting of our stockholders, stockholders may not act on any matter not properly brought before the meeting. A matter is considered to have been properly brought before a meeting if the stockholder has given timely notice thereof in writing to the secretary of the Corporation and such business is a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required pursuant to the Restated Bylaws and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

•

Our stockholders may not nominate persons to our Board unless they comply with certain nomination procedures. A stockholder must deliver notice of its intent to nominate persons to be elected to the Board to the secretary of the Company not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice must include all information required pursuant to the Restated Bylaws, which shall include information regarding (i) the stockholder, (ii) any person acting in concert with such stockholder, (iii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iv) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or any of the persons described in sections (ii) and (iii) above.

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Such notice shall contain, among other things, a written undertaking certifying that such proposed nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company.

•	Our Board may designate the terms of, and issue a new series of preferred stock with, voting or other rights without stockholders approval;

•	Our directors have the power to adopt, amend or repeal our bylaws without stockholders approval;

•	Our stockholders may not cumulate votes in the election of directors; and

•	We will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures.

In addition to the above-described changes, the following is a description of certain other changes between the original Bylaws and the Restated Bylaws, none of which, we believe, will have a material impact on the Company’s stockholders:

•

Under the original Bylaws, the procedure for determining the record date is governed by Nevada law which provides that a record date for an annual meeting of stockholders is not required to be set in advance by the Board and may be as late as the close of business on the day before the day on which the first notice of the annual meeting is given or, if notice is waived, at the close of business on the day before the meeting is held.  Under the Restated Bylaws, the record date must be not more than fifty (50) days or less than ten (10) days from the date of the particular action.  If no record date is fixed, the date of which notice of the meeting is mailed or the date on which the resolutions of the Board of Directors authorizing such action is adopted shall serve as the record date.

•	Under the original Bylaws, the procedure for determining the expiration date of proxies signed by stockholders is governed by Delaware law, which provides that proxies expire three (3) years from its date unless a longer period is otherwise provided for in such proxy. Under the Restated Bylaws proxies signed by stockholders are only valid for 11 months unless a longer period is provided for in the proxy.

•	Under the original Bylaws, a special meeting of the directors may be called by the President, Secretary, Chairman of the Board or two directors on one (1) day notice if delivered personally or by mail or on two (2) days notice if delivered by telegram, telefax, telecopier or telephone. Under the Restated Bylaws, special meeting of the directors may be called by or at the request of the Chief Executive Officer, any two directors or the Chairman of the Board.

The Restated Bylaws, a copy of which is attached to this Information Statement as Exhibit 2, will be effective on or about the Effective Date.

STOCK CERTIFICATES

As of the effective date of the Reverse Stock Split, each certificate representing shares of our common stock before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares, underlying options and warrants and other securities will also be automatically adjusted on the effective date of the Reverse Stock Split, if any such securities are outstanding on the effective date. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of common stock to stockholders who would otherwise be entitled to receive fractional shares of common stock following the Reverse Split, any fractional shares which result from the Reverse Stock Split will be adjusted so that such stockholders will be entitled to receive, in lieu of such fractional share, one full share of common stock.

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If you hold your shares of common stock in a brokerage account or in "street name," you will not be required to take any further action. If you hold stock certificates, you will not have to exchange your existing stock certificates for new stock certificates reflecting the Reverse Stock Split, except that holders of unexchanged shares will not be entitled to receive any dividends, if any, or other distributions payable by us after the Reverse Stock Split until they surrender their old stock certificates for exchange.  Any stockholder desiring a new form of stock certificate may submit the existing stock certificate to our transfer agent for cancellation, and obtain a new form of certificate. The transfer agent may impose a reasonable fee for a voluntary exchange of certificates. Stockholders should not destroy any stock certificate.

Contact information for our transfer agent is as follows:

Nevada Agency and Transfer Company.

50 West Liberty Street, Suite 880

Reno, NV 89501

Tel: 775-322-0626

Fax: 775-322-5623

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a summary of certain United States federal income tax consequences of the Reverse Stock Split to us and stockholders of our common stock. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion only applies to stockholders that are U.S. persons as defined in the Internal Revenue Code of 1986, as amended, and does not describe all of the tax consequences that may be relevant to a stockholder in light of his particular circumstances or to stockholders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their common stock as compensation).  In addition, this summary is limited to stockholders that hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction or alternative minimum tax consequences. The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder.

We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. We believe, however, that because the Reverse Stock Split is not part of a plan to periodically increase or decrease any stockholder’s proportionate interest in the assets or earnings and profits of our company, the Reverse Stock Split should have the federal income tax effects described below:

•	The exchange of pre-split shares for post-split shares should not result in recognition of gain or loss for federal income tax purposes.
•	The stockholder’s aggregate tax basis in the post-split shares would equal that stockholder’s aggregate tax basis in the pre-split shares.
•	The stockholder’s holding period for the post-split shares will include such stockholder’s holding period for the pre-split shares.
•	Provided that a stockholder held the pre-split shares as a capital asset, the post-split shares received in exchange therefor would also be held as a capital asset.

We believe that our Company should not recognize gain or loss as a result of the Reverse Stock Split.  Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts.  We urge all stockholders to consult their own tax advisers to determine the particular federal, state, local and foreign tax consequences to each of them of the Reverse Stock Split.

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TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of April 26, 2018, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Noble Vici Group, Inc., 36 Kaki Bukit Place, #04-01 Singapore 416214, Singapore.

Name of Beneficial Owner	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock (1)

Eldee Wai Chong Tang (2)	0	0%
Kao Wei-Chen (aka Kao Hsuan-Ying (3)	1,125,000,000	42.24%
Chou Pei-Chi (4)	250,000,000	9.39%
Chou Pei-Ying (4)	250,000,000	9.39%
Chou Feng-Kai (4)	250,000,000	9.39%

All executive officers and directors as a group (three persons)	0	0%

(1)	Applicable percentage ownership is based on 2,663,134,500 shares of common stock outstanding as of April 26, 2018, together with securities exercisable or convertible into shares of common stock within 60 days of April 26, 2018. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of April 26, 2018, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Eldee Wai Chong Tang is the Chief Executive Officer and Director of the Company.
(3)	Ms. Kao Wei-Chen (aka Kao Hsuan-Ying) is a Director of Phnom Penh Golden Corridor Trading Co. Ltd., our former affiliate. Her address is L8-09, Wisma BU8, No.11, Lebuh Bandar Utama, Bandar Utama PJU 6, 47600 Petaling Jaya, Selangor Darul Ehsan, Malaysia.
(4)	Ms. Chou Pei-Chi, Ms. Chou Pei-Ying and Mr. Chou Feng-Kai are siblings and they are children of Ms. Kao Wei-Chen (aka Kao Hsuan-Ying)

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CHANGE IN CONTROL

On March 27, 2018, Lim Yew Chuan, the director, Chief Executive Officer, Chief Financial Officer and Secretary of Noble Vici Group, Inc. (the “Company”), resigned from all of his positions as director, Chief Executive Officer, Chief Financial Officer and Secretary of the Company. Mr. Lim’s decision to leave the Board and his executive officer positions with the Company is due to personal reasons and not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective March 27, 2018, the following individuals were appointed to serve in the capacities set forth next to their names until his successor(s) shall be duly elected or appointed, unless he resigns, is removed from office or is otherwise disqualified from serving as an executive officer or director of the Company:

Name	Office(s)
Eldee Tang	Chief Executive Officer and Director
Sin Chi Yip	Chief Financial Officer
Jon Yee Chuan Lim	Chief Operating Officer and Secretary

Eldee Tang is in active discussions to purchase up to 1,675,000,000 shares of our Common Stock at a per share price of $0.0001, or an aggregate of $167,500, from four shareholders of the Company using his personal funds. We expect this purchase transaction to close in the near future.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the Securities and Exchange Commission.

GENERAL INFORMATION

NVGI will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. NVGI will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of NVGI’s common stock.

NVGI will deliver only one Information Statement to multiple security holders sharing an address unless NVGI has received contrary instructions from one or more of the security holders. Upon written or oral request, NVGI will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: c/o Noble Vici Group, Inc., 36 Kaki Bukit Place, #04-01 Singapore 416214, Singapore, Attn: Secretary. The Secretary may also be reached by telephone at +65 6842 4329.

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ADDITIONAL AND AVAILABLE INFORMATION

NVGI is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: May 7, 2018	By order of the Board of Directors /s/ Eldee Wai Chong Tang By: Eldee Wai Chong Tang Its: Director and Chief Executive Officer

Exhibit 1:   Amended and Restated Certificate of Incorporation of the Company*.

Exhibit 2:   Amended and Restated Bylaws of the Company*.

* Filed herewith.

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Exhibit 1

DELAWARE

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “NOBLE VICI GROUP, INC.”, FILED IN THIS OFFICE ON THE THIRD DAY OF MAY, A.D. 2018, AT 3:39 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID RESTATED CERTIFICATE IS THE TWENTY-EIGHTH DAY OF MAY, A.D. 2018.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

4844647 8100	Authentication: 202636073
SR# 20183321911	Date: 05-04-18

Exhibit 1-1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NOBLE VICI GROUP, INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Noble Vici Group, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.       That the name of this corporation is Noble Vici Group. Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on July 6, 2010, under the name Advanced Ventures Corp.

2.       That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable. and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which. resolution. setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows, effective May 28. 2018 (the "Effective Time"):

FIRST: The name of this corporation is Noble Vici Group, Inc. (the "Corporation").

SECOND: The address of the registered office of the Corporation. in the State of Delaware is 108 West 13th Street, in the City of Wilmington, County of New Castle, postal code 19801. The name of its registered agent at such address is Business Filings Incorporated.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) Three Billion (3,000,000,000) shares of Common Stock, $0.0001 par value per share ("Common Stock") and (ii) Fifty Million (50,000,000) shares of Preferred Stock, $0.0001 par value per share ("Preferred Stock").

The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting power, designations, preferences, limitation, restrictions, and relative, participating„ optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors.

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:39 PM 05/03/2018
FILED 03:39 PM 05/03/2018
SR 20183321911 - File Number 4844647

Exhibit 1-2

The Board of Directors is hereby vested with authority to fix. by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not. below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by this Certificate of Incorporation or the General Corporation Law.

Upon Effective, each one thousand (1000) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the "Reverse Stock Split"). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive one whole share in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in. certificated form, upon the surrender of the stockholder's Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of the Common Stock ("Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

FIFTH: Subject to any additional vote required by the Certificate of Incorporation or Bylaws, in furtherance and not in limitation of the powers conferred by statute. the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

SIXTH: Subject to any additional vote required by the Certificate of Incorporation, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

SEVENTH: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

NINTH: To the fullest extent permitted by law, a director of the Corporation shall. not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article Ninth to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

TENTH: To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.

Any amendment. repeal or modification of the foregoing provisions of this Article Tenth shall not adversely affect any right or protection of any director. officer or other agent of the Corporation existing at the time of such amendment. repeal or modification.

ELEVENTH: The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law.

Exhibit 1-3

TWELFTH: For purposes of Section 500 of the California Corporations Code (to the extent applicable), in connection with any repurchase of shares of Common Stock permitted under this Certificate of Incorporation from employees, officers, directors or consultants of the Company in connection with a termination of employment or services pursuant to agreements or arrangements approved by the Board of Directors (in addition to any other consent required under this Certificate of Incorporation), such repurchase may be made without regard to any "preferential dividends arrears amount" or "preferential rights amount" (as those terms are defined in Section 500 of the California Corporations Code). Accordingly, for purposes of making any calculation under California Corporations Code Section 500 in connection with such repurchase, the amount of any "preferential dividends arrears amount" or "preferential rights amount" (as those terms are defined therein) shall be deemed to be zero (0).

3.           That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the General Corporation Law.

4.           That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation's Certificate of Incorporation. has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

Exhibit 1-4

IN WITNESS WHEREOF. this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 2nd day of May, 2018

By:	/s/ Eldee Wai Chong Tang
Eldee Wai Chong Tang, Chief Executive Officer

Exhibit 1-5

Exhibit 2

BYLAWS
OF
NOBLE VICI GROUP, INC.
Amended and Restated May 28, 2018

ARTICLE I. OFFICES.

Section 1. Principal Office. The principal office of Noble Vici Group, Inc. (the “Corporation”) shall be located 36 Kaki Bukit Place, #04-01 Singapore 416214, or at such other place as may from time to time be designated by the Board of Directors. The Corporation may have such other offices in such locations as the Board of Directors may designate or as the business of the Corporation may require from time to time.

Section 2. Registered Office. The Corporation shall maintain a registered office required by the laws of the State of Delaware to be maintained in the State of Delaware, and the registered office and the registered agent at such office may be changed from time to time by the Board of Directors.

ARTICLE II. STOCKHOLDERS.

Section 1. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date and at such time each year as may be designated from time to time by the Board of Directors. Each annual meeting of the stockholders shall be held no more than 13 months after the annual meeting of the stockholders for the previous year.

Section 2. Purposes of Annual Meeting. The annual meeting shall be held for the purpose of electing directors, and for the transaction of such other business as may lawfully come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated for any annual meeting of stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be conveniently held.

Section 3. Special Meetings. (a) Special meetings of the stockholders, for any purpose or purposes, may only be called (a) by the Chief Executive Officer, Chairman of the Board, or the vote of a majority of the entire Board of Directors or action by written consent signed by all of the directors or (b) by the holders of more than fifty percent (50%) of the shares entitled to vote at a meeting of stockholders.

(b)(1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

Exhibit 2-1

(2)      In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned by each such stockholder (beneficially or of record), and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned by such stockholder beneficially but not of record, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3)      The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4)      In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5)      If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting from time to time without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

Exhibit 2-2

(6)    The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7)    For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of California or New York are authorized or obligated by law or executive order to close.

Section 4. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual or for any special meeting of stockholders, or if no designation is made the place of meeting shall be the principal office of the Corporation designated in Article I, Section 1.

Section 5. Notice of Meeting. Written or printed notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer of persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address at it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

Section 6. Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of the stockholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than fifty days and, in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholder entitled to notice of or to vote at a meeting of stockholders, or of stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such action is authorized or adopted, as case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

Section 7. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the Corporation, shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten days prior to the meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

Section 8. Quorum of Stockholders. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or any proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.

Exhibit 2-3

Section 9. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 10. Voting of Shares. Each outstanding share entitled to vote (common share) shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.

Section 11. Voting of Certain Shares. Neither treasury shares nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver without transfer thereof into his name if authority so to do be contained in an appropriate order of the Court by which such receiver was appointed. A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledge, and thereafter the pledge shall be entitled to vote the shares so transferred. On or after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares. Shares of its own stock held by the Corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Section 12. Noncumulative Voting. At each election of directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. No stockholder may cast more than one vote for any one nominee for director. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.

Section 13. Voting Trust. Any number of stockholders of the Corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period of not to exceed ten years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, by depositing a counterpart of the agreement with the Corporation at its registered office, and by transferring their shares to such trustee or trustees for the purpose of the agreement. The counterpart of the voting trust agreement so deposited with the Corporation shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at a reasonable time for any proper purpose.

Section 14. Informal Action by Stockholders. Any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the stockholders entitled to vote with respect to the subject matter thereof.

Section 15. Stockholder Proposals at Annual Meetings.

(a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors, (iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 15(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 15(a) or (iv) as otherwise provided in the charter of the Corporation or any requirement under any statute (the “Charter”).

Exhibit 2-4

(2)      For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 15, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 15 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 15(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3)      Such stockholder’s notice shall set forth:

(i)     as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii)    as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A)       the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)       the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C)       whether and the extent to which, such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Corporation (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company) and

(D)       any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

Exhibit 2-5

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 15(a) and any Proposed Nominee,

(A)       the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B)       the investment strategy or objective, if any, of such stockholder, and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and

(vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request by the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5)      Notwithstanding anything in this subsection (a) of this Section 15 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 15(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 15(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Pacific Standard Time, on the tenth day following the day on which such public announcement (which will include the filing of reports and other documents with the Securities and Exchange Commission or any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded) is first made by the Corporation.

(6)      For purposes of this Section 15, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b)      Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors, (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 15 and at the time of the special meeting (or any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 15 or (iii) as otherwise provided in the Charter. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (a)(4) of this Section 15, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

Exhibit 2-6

(c)      General. (1) If information submitted pursuant to this Section 15 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 15. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 15, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 15 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 15.

(2)    Only such individuals who are nominated in accordance with this Section 15 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 15. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 15.

(3)    For purposes of this Section 15, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to stockholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)    Notwithstanding the foregoing provisions of this Section 15, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 15. Nothing in this Section 15 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 15 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

(5)    Notwithstanding anything in these Bylaws to the contrary, except as otherwise determined by the chairman of the meeting, if the stockholder giving notice as provided for in this Section 15 does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting.

ARTICLE III. BOARD OF DIRECTORS.

Section 1. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors. Directors shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation.

Section 2. Number, Tenure, and Qualifications. The number of directors of this Corporation shall be fixed from time to time by resolution of the Board of Directors. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

Section 3. Regular Meetings. Regular meetings of the Board of Directors shall be held at such places and at such times as the Board may determine and, if so determined, no notice thereof need be given, provided that the first meeting following a change in such location may be held no less than 48 hours after the determination of such change. A regular meeting of the Board of Directors may be held without notice immediately after the annual meeting of stockholders at the same place at which such meeting was held.

Exhibit 2-7

Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer, any two directors or the Chairman of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.

Section 5. Notice.

(a)    No notice is required for regular meetings of the Board of Directors. Notice of special meetings of the Board of Directors shall be given to each director at least three (3) days in advance of the meeting if given by written notice, or at least twenty-four (24) hours in advance of the meeting if given orally, by personal delivery in writing, or by delivery in writing and acknowledged in writing by the director. Written notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype, facsimile or electronic mail. Oral notice may be communicated in person or by telephone, and is effective when communicated in a comprehensible manner.

(b)    Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6. Quorum. A majority of the number of directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 7. Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Any action required to be taken at a meeting of the Board of Directors may be taken without a meeting, provided a consent in writing, setting forth the action taken, shall be signed by all of the directors. Such consent shall have the same effect as a unanimous vote.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors then in office though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors, shall be filled by the Board of Directors, such appointment to be until the next annual meeting or a special meeting of the stockholders called for the purpose of electing a director to the office so created.

Section 9. Compensation. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and non-employee directors may be paid a fixed sum for attendance at each such meeting of the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Any such compensation fixed by the Board of Directors shall be reported to the stockholders.

Section 10. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 11. Removal of Directors. At a meeting called expressly for that purpose, one or more directors or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. Any directorship to be filled by reason of the removal of one or more directors by the stockholders may be filled by election by the stockholders at the meeting at which the director or directors are moved.

Exhibit 2-8

Section 12. Chairman of the Board. The Chairman of the Board of Directors shall be elected by a majority of the directors at any meeting of the Board of Directors, may be an officer of the Corporation and, if an officer, may serve as Executive Chairman. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. The Board of Directors may also elect a Vice-Chairman of the Board of Directors who shall, in the absence of the Chairman, preside at all meetings of the stockholders and of the Board of Directors. In the absence of the Chairman or Vice-Chairman, another director selected by the majority of the directors present shall preside at such meetings.

Section 13. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, retain independent counsel or other advisers, and may authorize the seal of the Corporation to be affixed to all pages which may require it. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these bylaws.

Section 14. Advisory Directors. The Board of Directors may by resolution appoint advisory directors to the Board, who may also serve as directors emeriti, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Advisory directors or directors emeriti shall not have the authority to participate by vote in the transaction of business.

ARTICLE IV. OFFICERS.

Section 1. Positions. The officers of the Corporation shall be appointed by resolution of the Board of Directors and shall consist of a President, a Secretary and a Treasurer. The Board of Directors may also appoint additional officers by resolution, including without limitation an Executive Chairman (who may be the Chairman of the Board), a Chief Executive Officer and one or more Vice Presidents (who may be designated Senior Vice President or Executive Vice President). The Corporation may have such additional or assistant officers as the Board of Directors may appoint from time to time. The Board of Directors shall also have the authority, but shall not be required, to designate officers as the Chief Operating Officer, the Chief Financial Officer or similar such titles.

Section 2. Appointment and Term of Office. The officers of the Corporation shall be appointed annually by resolution of the Board of Directors at the first meeting of the Board held after each annual meeting of the stockholders. If officers are not appointed at such meeting, such appointment shall occur as soon as possible thereafter, or may be left vacant. Each officer shall hold office until a successor shall have been appointed and qualified or until said officer’s earlier death, resignation, or removal.

Section 3. President. In the absence of a Chief Executive Officer or Executive Chairman, the president shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He may sign, with the secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Exhibit 2-9

Section 4. Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and shall perform such other duties as may be prescribed by the Board of Directors. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

Section 5. Treasurer. The treasurer shall have charge and custody of all funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors, and shall perform all other duties incident to the office of treasurer and such other duties as may from time to time be assigned to him by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

Section 6. Authority and Duties of Other Officers. Each officer shall have the authority and shall perform the duties set forth in these bylaws or, to the extent consistent with the bylaws, the duties prescribed by the Board of Directors or an officer authorized by the Board to prescribe the duties of such officer.

Section 7. Compensation and Contract Rights. The Board of Directors shall have authority (a) to fix the compensation, whether in the form of salary, bonus, stock options or otherwise, of all officers and employees of the Corporation, either specifically or by formula applicable to particular classes of officers or employees, and (b) to authorize officers of the Corporation to fix the compensation of subordinate employees. The Board of Directors shall have authority to appoint a Compensation Committee and may delegate to such committee any or all of its authority relating to compensation. The appointment of an officer shall not of itself create contract rights.

Section 8. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 9. Vacancies. If any office becomes vacant by any reason, the directors may appoint a successor or successors who shall hold office for the unexpired term or leave such office vacant.

ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS.

Section 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors or delegated to an officer by resolution of the Board. Such authority may be general or confined to specific instances.

Section 3. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

ARTICLE VI. CERTIFICATES FOR SHARES, THEIR TRANSFER, LOST CERTIFICATES.

Section 1. Certificates For Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require and shall give the Corporation a bond of indemnity in form and with one or more sureties and in such amount as determined by the Board of Directors, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed, but always subject to the approval of the Board of Directors.

Exhibit 2-10

Section 2. Transfer of Shares. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to the transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

ARTICLE VII. DIVIDENDS.

Section 1. When Declared. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares, upon the terms and conditions provided by law.

Section 2. Reserve. The Board of Directors may set aside out of the net profits of the Corporation available for dividends such sum or sums, before payment of any dividend, as the Board of Directors in their absolute discretion think proper as a reserve fund. to meet contingencies, or for equalizing dividends, or for repairing, or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and they may abolish or modify any such reserve in the manner in which it was created.

ARTICLE VIII. BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

Section 1. The Corporation hereby expressly elects not to be governed by the provisions of Section 203 of the Delaware General Corporation Law.

ARTICLE IX. SEAL.

Section 1. The Board of Directors shall provide a corporate seal, which shall be circular in form and shall have inscribed thereon

ARTICLE X. WAIVER OF NOTICE.

Section 1. Whenever any notice is required to be given to any stockholder or any director of the Corporation under the provisions of these bylaws or under the provisions of the laws of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI. AMENDMENTS.

Section 1. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors shall have the exclusive power to adopt, amend, alter, change, rescind and repeal the bylaws of the Corporation in whole or in part.

ARTICLE XII. INDEMNITY

Section 1. Indemnification of Directors and Officers. The Corporation shall, to the maximum extent and in the manner permitted by the Delaware General Corporation Law, as amended, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this paragraph, a director or officer of the Corporation includes any person (i) who is or was a director or officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Exhibit 2-11

Section 2. Indemnification of Others. The Corporation shall have the power, to the extent and in the manner permitted by the Delaware General Corporation Law, as amended, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this paragraph, an employee or agent of the Corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 3. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Delaware General Corporation Law, as amended.

Exhibit 2-12